Exhibit 32.1

                     CERTIFICATION OF DISCLOSURE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB of NexHorizon Communications, Inc. (the "Company") for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the
"Report") I, Calvin D. Smiley, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The  information  contained in such Report, fairly presents, in all
             material  respects,   the  financial   condition  and  results   of
             operations of the Company.






                                             /s/ Calvin D. Smiley, Sr.
Date:    April 17, 2007                      Calvin D. Smiley, Sr.,
                                             Chief Executive Officer &
                                             President



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities and Exchange Act of 1934, as amended.